                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


Investment Company Act file number:            811-4438


Exact name of registrant as specified          Aberdeen Australia Equity
 in charter:                                   Fund, Inc.

Address of principal executive offices:        Gateway Centre 3,
                                               100 Mulberry Street,
                                               Newark, New Jersey 07102

Name and address of agent for service:         Mr Beverly Hendry,
                                               300 S.E. 2nd Street, Suite #820,
                                               Fort Lauderdale,
                                               Florida 33301

Registrant's telephone number,
including area code:                           973-367-1495

Date of fiscal year end:                       10/31/03

Date of reporting period:                      04/30/03

Item 1 -- Reports to Stockholders

                                  (LOGO)
                            ------------------
                                 Aberdeen
                             Australia Equity
                                Fund, Inc.



         Invests primarily in equity securities of Australian companies listed on The Australian Stock Exchange.



                           Semi-Annual Report
                             April 30, 2003

Letter to Shareholders

                                             June 13, 2003
Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the "Fund") for the six months ended April 30, 2003. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange. The Fund's secondary investment objective is current income.

Quarterly Distribution Rate

A cash distribution for the current quarter of 2.5 cents per share was paid on April 11, 2003.

The Board's policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. This policy is subject to regular review at the Board's quarterly meetings. The next review is scheduled to take place in September 2003.

On an annual basis the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31, 2003.

Net Asset Value Performance
For the six months ended April 30, 2003 the Fund's total return based on NAV was 12.4% after expenses (assuming reinvestment of distributions) compared with 13.7%, in U.S.
dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance
The Fund's share price rose 11.2% over the six months, from $5.73 on October 31, 2002 to $6.37 on April 30, 2003. The
Fund's share price on April 30, 2003 represented a discount of 15.5% to the NAV per share of $7.54 on that date. On
October 31, 2002, the discount to NAV was 16.2%. At the date of this report the share price was $7.15, representing a discount of 13.0% to the NAV of $8.22.

                       (CHART)

                    Aberdeen Australia Equity Fund, Inc.  1

Buy-Back Program
On March 19, 2001 the Fund announced the approval of a share buy-back program. Purchases of shares under this program commenced on June 6, 2001 and as of the date of this report
412,700 shares have been repurchased.

Corporate Governance
In January 2003 the Fund's Board of Directors adopted amended and restated bylaws to enhance corporate governance, including bylaws with respect to the qualification of directors and procedural provisions with respect to the conduct of stockholder meetings, and the Board of Directors determined to be subject to the provisions of the Maryland Control Share Acquisition Act. Any stockholder who would like a copy of the Fund's charter or bylaws may obtain a copy from the Securities and Exchange Commission ("SEC") by calling the SEC at (202) 942-8090 or e-mailing the SEC at publicinfo@sec.gov, or from the Fund.

Results of Annual Meeting of Shareholders

At the Annual Meeting of Shareholders held on Tuesday, April 15, 2003 (the "Annual Meeting"), Messrs. David L. Elsum, Laurence S. Freedman, Peter J. O'Connell and William J. Potter were elected by the holders of the Fund's common stock as Class III Directors to serve for a three-year term expiring at the 2006 Annual Meeting of Shareholders.

At the Annual Meeting, shareholders overwhelmingly approved proposals affording the Fund the flexibility to leverage by issuing preferred stock or debt obligations, and a proposal to amend the Fund's Management Agreement and Investment
Advisory Agreement to provide that fees paid under those agreements will be based on managed assets attributable to both its common stock and any senior securities.

At the Annual Meeting, the holders of only 38.1% of the Fund's outstanding shares voted with respect to a shareholder proposal, with 19.6% voting for and 18.5% voting against the proposal. The shareholder proposal asked the Board to consider steps to permit shareholders to realize net asset value for their shares. At the request of the Board of Directors, the Investment Manager prepared a Report analyzing whether or not it would be advisable to convert the Fund to an open-end structure or to pursue another alternative strategy that might provide shareholders the opportunity to realize net asset value for their shares. In the Report, attention was given to the impact of open-ending or such other alternative strategies, on the Fund's investment objective, net asset value, earnings and distributions, expense ratios, investment performance and management. The Report was considered by the Board of Directors at its regularly scheduled meeting in June 2003. The Board of Directors has determined that it is currently not in the interests of the Fund or its shareholders to convert the Fund to an open-end structure. The Board believes that a better way in which Fund shareholders may realize additional value for their shares is through the proposed tender offer discussed below.

Intention to Conduct Tender Offer
On February 19, 2003 the Fund, as part of its continuing efforts to increase stockholder value, announced its intention to conduct an in-kind tender offer to repurchase up to 40% of the Fund's outstanding shares at a price of 90% of the Fund's net asset value per share. The Fund has submitted a request for a private letter ruling from the United States Internal

2  Aberdeen Australia Equity Fund, Inc.

Revenue Service ("IRS") to the effect that the Fund will not recognize any gain or loss on the repurchase of its shares pursuant to the tender offer. The announcement of the proposed tender offer indicated that the Fund's Board of Directors contemplated that the tender offer will commence in June 2003, with the expectation that the Fund may have received by that time the private letter ruling from the IRS.

The Fund is aware that one large shareholder of the Fund cannot participate in the proposed tender offer without obtaining exemptive relief from the Securities and Exchange Commission, and that such shareholder has applied to the Securities and Exchange Commission for this relief. As previously announced by the Fund, the Board of Directors will attempt to coordinate the timing of the tender offer to enable all shareholders to participate in the tender offer.

Full Value Partners, L.P. ("Full Value") filed a purported class action on behalf of the Fund's stockholders, in Newark, New Jersey federal court in March 2003 against both the Fund and its Board of Directors. Full Value alleges claims under various provisions of the Investment Company Act of 1940 as well as under Maryland common law for purported breaches of fiduciary duty owed to the stockholders and alleged failures to disclose purportedly material information for purposes of the proxy statement related to the Fund's 2003 Annual Meeting of Stockholders. Full Value seeks injunctive relief enjoining (i) the effectuation of the proposed tender offer, (ii) the enforcement of certain recently adopted bylaw amendments, and (iii) overturning any "wrongful election" of directors of the Fund. Unspecified damages, as well as costs and legal fees, are also referenced. The Fund and its directors believe that the claims are without merit and intend to defend the claims vigorously. The Fund has filed a motion to dismiss the complaint.

In an effort to provide more timely information to shareholders, the market review and outlook will now be published separately.

For information about the Fund, including a market review
and outlook, weekly updates of share prices, NAV and details of recent distributions, please contact Aberdeen Asset
Management, Investor Relations by:

- Calling toll free on 1-800-522-5465 in the United States,
- E-mailing to InvestorRelations@aberdeen-asset.com, or
- Visiting the website at www.aberdeen-asset.com.us

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,


Hugh Young
Chairman and President

         All amounts are U.S. dollars unless otherwise stated.

                       Aberdeen Australia Equity Fund, Inc.  3

Your Board's policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2002, including the distribution paid on April 11, 2003, are entirely comprised of net investment income.

This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2004, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

4  Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement EquiServe Trust Company, N.A. (the "Plan Agent") will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case the Fund will issue additional shares.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan
Agent, EquiServe Trust Company, N.A., P.O. Box 43011,
Providence, RI 02940-3011 or toll free on 1-800-451-6788.

                    Aberdeen Australia Equity Fund, Inc.  5

Report of the Investment Manager

Portfolio Composition
The following chart summarizes the composition of the Fund's portfolio expressed as a percentage of net assets. On April
30, 2003, the Fund held 92.2% of it assets in equities and 7.8% in short-term investments.


               Aberdeen Australia Equity Fund
            Asset Allocation as of April 30, 2003

                            (CHART)

6  Aberdeen Australia Equity Fund, Inc.

Selected Equity Holdings

The following were the Fund's top ten holdings at April 30, 2003.

Name of Security                               Percentage of Net Assets
----------------                               ------------------------
QBE Insurance Group Limited                             6.9%
Rio Tinto Limited                                       6.3%
Westpac Banking Corporation Limited                     6.0%
BHP Billiton Limited                                    5.9%
Australia & New Zealand Banking Group Limited           5.6%
Leighton Holdings Limited                               5.4%
Foster's Group Limited                                  4.4%
National Australia Bank Limited                         4.3%
Telecom Corporation of New Zealand Limited              4.2%
Commonwealth Bank of Australia                          4.2%

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index.

As of April 30, 2003, the Fund did not have more than 25% of its assets in any industry group.

Aberdeen Asset Managers (C.I.) Limited, June 2003.

                     Aberdeen Australia Equity Fund, Inc.  7

Portfolio of Investments (unaudited)
April 30, 2003

                                          Value
Shares       Description                  (US$)
------------------------------------------------
LONG-TERM INVESTMENTS--92.2%
Common Stocks--92.2%
Consumer Discretionary--6.9%
1,540,615    Pacifica Group Limited   $    3,613,994
 773,000     TABCORP Holdings
              LimitedD                     5,125,632
                                      --------------
                                           8,739,626
                                      --------------
Consumer Staples--12.6%
2,920,000    Australian Agricultural
              Company Limited              1,735,276
 236,000     Foodland Associated
              Limited                      2,908,307
1,978,000    Foster's Group Limited*       5,543,275
 790,000     Lion Nathan Limited           2,792,143
 360,000     Woolworths Limited            2,909,559
                                      --------------
                                          15,888,560
                                      --------------
Energy--3.0%
 533,000     Woodside Petroleum
              Limited                      3,820,973
                                      --------------
Financials--32.0%
 609,000     Australia & New Zealand
              Banking Group Limited*       7,104,904
 355,275     Australian Stock
              Exchange Limited             2,555,787
2,740,000    AXA Asia Pacific
              Holdings Limited             3,822,236
 314,000     Commonwealth Bank of
              Australia                    5,346,627
 266,000     National Australia Bank
              Limited                      5,407,880
1,632,000    QBE Insurance Group
              LimitedD                     8,718,467
 765,000     Westpac Banking
              Corporation Limited          7,613,664
                                      --------------
                                          40,569,565
                                      --------------
Industrials--6.5%
1,508,471    Collection House
              Limited                      1,490,926
1,115,000    Leighton Holdings
              Limited                      6,779,587
                                      --------------
                                           8,270,513
                                      --------------

                                          Value
Shares       Description                  (US$)
------------------------------------------------
Materials--15.5%
1,323,000    BHP Billiton Limited     $    7,481,529
1,626,000    Iluka Resources Limited       4,180,464
 398,000     Rio Tinto Limited             7,912,233
                                      --------------
                                          19,574,226
                                      --------------
Property--2.0%
1,165,000    Westfield Trust*              2,499,667
                                      --------------
Telecommunication Services--8.2%
1,991,129    Telecom Corporation of
              New Zealand LimitedD         5,355,869
1,932,000    Telstra Corporation
              Limited                      5,088,049
                                      --------------
                                          10,443,918
                                      --------------
Utilities--5.5%
 530,000     Australian Gas Light
              Company Limited              3,789,520
2,260,000    GasNet Australia Trust        3,180,922
                                      --------------
                                           6,970,442
                                      --------------
             Total common stocks
              (cost $97,870,523)         116,777,490
                                      --------------

Principal
Amount
(000)
---------
SHORT-TERM INVESTMENTS--9.9%
Demand Deposit--9.5%
A$
  19,179     Banque Nationale de
              Paris, 4.50%, 5/1/03
              (cost $11,756,365)          11,997,482
                                      --------------
Repurchase Agreement--0.4%
US$
     500     State Street Bank &
              Trust Company, 1.05%,
              dated 4/30/03, due
              5/1/03 in the amount
              of $500,015
              (cost $500,000;
              collateralized by
              335,000 U.S. Treasury
              Bonds, due 8/15/14;
              value including
              accrued interest
              $515,259)                      500,000
                                      --------------
             Total short-term
              investments
              (cost $12,256,365)          12,497,482
                                      --------------

-------------------------------------------------------------------------------
Total Investments--102.1% (cost $110,126,888)                        129,274,972
Liabilities in excess of other assets--(2.1)%                        (2,695,880)
-------------------------------------------------------------------------------
Net assets--100%                                                    $126,579,092
------------------------------
* Non-income producing security.
D Portion of security on loan; see Note 3.

8 Aberdeen Australia Equity Fund, Inc.        See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
April 30, 2003

Assets
Investments, at value (cost $110,126,888)..........................   $129,274,972
Foreign currency, at value (cost $442,236).........................        446,738
Cash...............................................................            735
Other assets.......................................................         43,119
                                                                      ------------
    Total assets...................................................    129,765,564
                                                                      ------------
Liabilities
Payable for investments purchased..................................      2,650,650
Accrued expenses and other liabilities.............................        442,331
Investment management fee payable..................................         88,797
Administration fee payable.........................................          4,694
                                                                      ------------
    Total liabilities..............................................      3,186,472
                                                                      ------------
Net Assets.........................................................   $126,579,092
                                                                      ------------
                                                                      ------------
Net assets were comprised of:
    Common stock, $.01 par value...................................   $    167,773
    Paid-in capital in excess of par...............................    136,011,023
                                                                      ------------
                                                                       136,178,796
    Overdistribution of net investment income......................       (101,107)
    Accumulated net realized loss on investments...................       (909,087)
    Net unrealized appreciation on investments.....................      7,044,662
    Accumulated net realized and unrealized foreign exchange
    losses.........................................................    (15,634,172)
                                                                      ------------
    Net assets.....................................................   $126,579,092
                                                                      ------------
                                                                      ------------
Net asset value per share:
  ($126,579,092 / 16,777,298 shares of common stock issued
  and outstanding).................................................          $7.54
                                                                      ------------
                                                                      ------------

See Notes to Financial Statements.        Aberdeen Australia Equity Fund, Inc. 9

Statement of Operations (unaudited)
Six Months Ended April 30, 2003

Net Investment Income
Income
  Dividends (net of foreign withholding taxes of $77,354)...........   $ 2,156,162
  Interest..........................................................       112,642
  Income from securities loaned, net................................        16,617
                                                                       -----------
  Total income......................................................     2,285,421
                                                                       -----------
Expenses
  Investment management fee.........................................       559,219
  Legal fees and expenses...........................................       301,000
  Reports to shareholders...........................................       183,000
  Public relations fees and expenses................................       135,000
  Directors' fees and expenses......................................        91,000
  Custodian's fees and expenses.....................................        85,000
  Insurance expense.................................................        63,000
  Investor relations fees and expenses..............................        38,000
  Independent auditor's fees and expenses...........................        37,000
  Administration fee................................................        28,838
  Transfer agent's fees and expenses................................        21,000
  Miscellaneous.....................................................         5,638
                                                                       -----------
  Total operating expenses..........................................     1,547,695
                                                                       -----------
Net investment income...............................................       737,726
                                                                       -----------
Realized and Unrealized Gains (Losses) on Investments and Foreign
Currencies
Net realized loss on investment transactions........................      (342,073)
Net decrease in unrealized appreciation on investments..............      (226,884)
                                                                       -----------
Net loss on investments.............................................      (568,957)
                                                                       -----------
Net increase in net assets resulting from operations before net
  foreign exchange gains............................................       168,769
Net realized and unrealized foreign exchange gains..................    13,621,669
                                                                       -----------
Net Increase In Net Assets Resulting From Operations................   $13,790,438
                                                                       -----------
                                                                       -----------

10 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

Statement of Changes in Net Assets (unaudited)

                                                      Six Months            Year
                                                        Ended              Ended
                                                    April 30, 2003    October 31, 2002
                                                    --------------    ----------------
Increase (Decrease) in Net Assets
Operations
  Net investment income..........................    $    737,726       $  2,666,411
  Net realized gains (losses) on investment
    transactions.................................        (342,073)         4,690,241
  Net increase (decrease) in unrealized
    appreciation on investments..................        (226,884)         1,234,408
                                                    --------------    ----------------
  Net increase in net assets resulting from
    operations before net foreign exchange
    gains........................................         168,769          8,591,060
  Net realized and unrealized foreign exchange
    gains........................................      13,621,669          9,882,629
                                                    --------------    ----------------
  Net increase in net assets resulting from
    operations...................................      13,790,438         18,473,689
Dividends to shareholders from net investment
  income.........................................        (838,833)        (2,602,055)
Distributions to shareholders from long-term
  capital gains..................................      (1,174,365)        (1,207,190)
Cost of Fund shares reacquired in repurchase
  program (116,200 and 263,300 shares,
  respectively)..................................        (687,919)        (1,536,167)
                                                    --------------    ----------------
Total increase...................................      11,089,321         13,128,277
Net Assets
Beginning of period..............................     115,489,771        102,361,494
                                                    --------------    ----------------
End of period....................................    $126,579,092       $115,489,771
                                                    --------------    ----------------
                                                    --------------    ----------------

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 11

Notes to Financial Statements (unaudited)

Aberdeen Australia Equity Fund, Inc. (the 'Fund') is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund's secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, listed on The Australian Stock Exchange. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:
The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency.

Securities Valuation:
The Fund's Board of Directors has adopted Pricing and Valuation Procedures (the 'Procedures') to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which

12 Aberdeen Australia Equity Fund, Inc.

market quotations are not readily available are valued at fair value in good faith using methods set forth in the Procedures.

Repurchase Agreements:
In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:
Australian dollar ('A$') amounts are translated into United States dollars ('US$') on the following basis:

(i) market value of investment securities, other assets and liabilities--at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at April 30, 2003. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized and unrealized foreign exchange gains (losses) include realized foreign exchange gains (losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains (losses) in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains (losses)

                                         Aberdeen Australia Equity Fund, Inc. 13
shown in the composition of net assets at April 30, 2003 represent foreign exchange gains (losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the United States dollar.

The exchange rate at April 30, 2003 was US$0.63 to A$1.00 for the Australian dollar.

Securities Transactions and Net Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income including the amortization of premiums or accretion of discounts on debt securities is recorded on an accrual basis. Expenses are recorded on the accrual basis. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Dividends and Distributions:
It is the Fund's current policy to pay quarterly distributions from net investment income, which may be supplemented by net realized capital gains and, to the extent necessary, return of paid-in capital. On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Taxes:
For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains or losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.

It is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its

14 Aberdeen Australia Equity Fund, Inc.

taxable net income and capital gains, if any, to shareholders. Therefore, no provision for United States income taxes is required. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.

Securities Lending:
The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral in the form of other securities at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Note 2. Agreements

Aberdeen Asset Managers (C.I.) Limited (the 'Investment Manager') serves as investment manager to the Fund and Aberdeen Asset Management Limited (the 'Investment Adviser') serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $150,190 to the Investment Adviser during the six months ended April 30, 2003.

Prudential Investments LLC (the 'Administrator') serves as administrator to the Fund pursuant to an agreement which provides the Administrator with a fee at the annual rate of the greater of $25,000, or 0.05%, of the Fund's average weekly net assets.

                                         Aberdeen Australia Equity Fund, Inc. 15

Under terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. ('Aberdeen'), an affiliate of the Fund's Investment Manager and Investment Adviser, serves as the Fund's investor relations service provider. This agreement provides Aberdeen with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the six months ended April 30, 2003, the Fund incurred fees of approximately $30,000 for the services of Aberdeen. As of April 30, 2003, $5,000 was due to Aberdeen. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2003 aggregated $12,668,789 and $17,949,182, respectively.

As of April 30, 2003, the Fund had securities on loan with an aggregate market value of $9,796,115. The Fund received $10,328,529 in securities as collateral for securities on loan in accordance with the Fund's securities lending procedures.

Note 4. Tax Information

The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of April 30, 2003 was as follows:

                                                               Net
                                                            Unrealized
   Tax Basis         Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
  $122,715,092       $13,338,917         $6,779,037         $6,559,880

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and foreign currency transactions.

Note 5. Capital

There are 20 million shares of $.01 par value common stock authorized. At April 30, 2003 there were 16,777,298 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. The weighted average discount for the six months ended April 30, 2003 was 13.03%. The weighted average discount for the year ended October 31, 2002 was 14.16%. During the six months ended April 30, 2003 and the fiscal year ended October 31, 16 Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

2002, the Fund repurchased and cancelled under this program 116,200 and 263,300 shares, respectively.

Note 6. Dividends and Distributions
The Board of Directors of the Fund approved on June 11, 2003 a quarterly distribution of $0.025 per share of ordinary income payable on July 11, 2003 to shareholders of record on June 30, 2003.

Note 7. Beneficial Ownership; Change of Control

Based on filings with the Securities and Exchange Commission, on May 21, 2003, Bankgesellschaft Berlin (A.G.) owned 5,374,949 shares of common stock. This number of shares represented 32.0% of the outstanding shares of the Fund as of the date of this report.

Note 8. Litigation

Full Value Partners, L.P. ('Full Value') filed a purported class action on behalf of the Fund's stockholders, in Newark, New Jersey federal court in March 2003 against both the Fund and its Board of Directors. Full Value alleges claims under various provisions of the Investment Company Act of 1940 as well as under Maryland common law for purported breaches of fiduciary duty owed to the stockholders and alleged failures to disclose purportedly material information for purposes of the proxy statement related to the Fund's 2003 Annual Meeting of Stockholders. Full Value seeks injunctive relief enjoining (i) the effectuation of the proposed tender offer, (ii) the enforcement of certain recently adopted bylaw amendments, and (iii) overturning any 'wrongful election' of directors of the Fund. Unspecified damages, as well as costs and legal fees, are also referenced. The Fund and its directors believe that the claims are without merit and intend to defend the claims vigorously. The Fund has filed a motion to dismiss the complaint.

                                         Aberdeen Australia Equity Fund, Inc. 17

Financial Highlights (unaudited)

                                                                               Six Months
                                                                                 Ended
                                                                             April 30, 2003
                                                                             --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................................      $   6.84
                                                                             --------------
Net investment income.....................................................           .04
Net realized and unrealized gains (losses) on investments and foreign
  currencies..............................................................           .77
                                                                             --------------
  Total from investment operations........................................           .81
                                                                             --------------
Dividends from net investment income......................................          (.05)
Distributions from net realized capital and currency gains................          (.07)
Tax return of capital.....................................................            --
                                                                             --------------
  Total dividends and distributions.......................................          (.12)
                                                                             --------------
Capital reduction with respect to issuance of Fund shares.................            --
Increase resulting from Fund share repurchase.............................           .01
                                                                             --------------
Net asset value, end of period............................................      $   7.54
                                                                             --------------
                                                                             --------------
Market price per share, end of period.....................................      $   6.37
                                                                             --------------
                                                                             --------------
TOTAL INVESTMENT RETURN BASED ON#:
Market value..............................................................         13.30%
Net asset value...........................................................         12.35%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets...................................          2.67%*
Ratio of net investment income to average net assets......................          1.27%*
Portfolio turnover rate...................................................            11%
Net assets, end of period (000 omitted)...................................      $126,579
Average net assets (000 omitted)..........................................      $116,920

------------------------------
     * Annualized.
     # Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total returns for periods less than a full year are not annualized.
     D Less than $0.005 per share.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.

18 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

Financial Highlights (unaudited) (concluded)

                                       Year Ended October 31,
----------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------     ----------------     ----------------     ----------------     ----------------
    $   5.97             $   6.86             $   8.78             $   8.25             $   9.35
    --------             --------             --------             --------             --------
         .15                  .12                  .14                  .08                  .21
         .93                 (.33)               (1.25)                1.26                 (.41)
    --------             --------             --------             --------             --------
        1.08                 (.21)               (1.11)                1.34                 (.20)
    --------             --------             --------             --------             --------
        (.15)                  --                 (.12)                (.30)                (.23)
        (.07)                  --                 (.69)                (.51)                (.66)
          --                 (.68)                  --                   --                   --
    --------             --------             --------             --------             --------
        (.22)                (.68)                (.81)                (.81)                (.89)
    --------             --------             --------             --------             --------
          --                   --                   --                   --                 (.01)
         .01                   --D                  --                   --                   --
    --------             --------             --------             --------             --------
    $   6.84             $   5.97             $   6.86             $   8.78             $   8.25
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
    $   5.73             $   5.29             $  5.875             $   8.00             $ 6.5625
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
       12.55%                1.06%              (17.31)%              34.91%               (0.38)%
       19.04%               (2.32)%             (12.02)%              17.77%               (0.34)%
        1.76                 1.80%                1.66%                2.58%                1.61%
        2.33                 1.77%                1.66%                 .87%                2.38%
          56%                  50%                 120%                 143%                 180%
    $115,490             $102,361             $117,941             $150,916             $141,794
    $114,213             $115,051             $143,801             $157,565             $149,827

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 19

Supplemental Proxy Information (unaudited)

The Annual Meeting of Shareholders of Aberdeen Australia Equity Fund, Inc. (the 'Fund') was held on Tuesday, April 15, 2003 at the offices of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey. The meeting was held for the following purposes:

(1) To elect four Directors to serve as Class III Directors for a three-year term expiring in 2006.
      -  David L. Elsum
      -  Laurence S. Freedman
      -  Peter J. O'Connell
      -  William J. Potter

      Directors whose term of office continued beyond this meeting are as follows:

      Anthony E. Aaronson, Howard A. Knight (since deceased), Neville J. Miles, Peter D. Sacks, John T. Sheehy and Hugh Young.

(2) To amend the Fund's charter to increase the number of authorized shares of stock, to authorize an undesignated class of preferred stock and to authorize the Board of Directors to classify and reclassify any unissued shares of preferred stock into one or more classes or series of preferred or common stocks.

(3)   To amend the Fund's fundamental borrowing policy.

(4A) To amend the Fund's Management Agreement to provide that fees paid thereunder to the Investment Manager will be based on all managed assets.

(4B) To amend the Fund's Investment Advisory Agreement to provide that fees paid thereunder to the Investment Adviser will be based on all managed assets.

(5) To consider a stockholder proposal that the stockholders of the Fund ask the Board of Directors to consider taking the steps necessary to convert the Fund to an open-end fund or otherwise permit stockholders to realize net asset value for their shares.

The results of voting on the above matters were as follows:

                                      Votes         Votes
              Directors                For        Withheld
       ------------------------    -----------    ---------
(1)    David L. Elsum               13,309,417    2,277,079
       Laurence S. Freedman         13,268,685    2,317,811
       Peter J. O'Connell           13,362,285    2,224,210
       William J. Potter            13,356,112    2,230,383

                                     Votes          Votes                        Broker
                                      For          Against      Abstentions     Non-Votes
                                   ----------     ---------     -----------     ---------
(2)    Amendment of Charter        8,641,895      3,041,057        377,628      3,525,916
(3)    Amendment of Borrowing
       Policy                      8,681,895      3,156,089        222,593      3,525,919
(4A)   Amendment of Management
       Agreement                   12,102,598     3,079,038        404,855             5
(4B)   Amendment of Investment
       Advisory Agreement          12,063,703     3,118,196        404,591             6
(5)    Stockholder Proposal        3,293,248      3,099,291      5,668,136      3,525,821

20 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

Directors                 Officers

Hugh Young, Chairman      Hugh Young, President
Anthony E. Aaronson       Beverly Hendry, Vice President
David L. Elsum            Christian Pittard, Treasurer and
Laurence S. Freedman      Assistant Secretary
Neville J. Miles          Roy M. Randall, Secretary
Peter J. O'Connell        Timothy Sullivan, Assistant Treasurer
William J. Potter         Simon Bignell, Assistant Treasurer
Peter D. Sacks            Jack R. Benintende, Assistant Treasurer
John T. Sheehy            Sander M. Bieber, Assistant Secretary


The accompanying Financial Statements as of April 30, 2003 were not audited and accordingly, no opinion expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

                         Aberdeen Australia Equity Fund, Inc.

Corporate Information

Investment Manager         Aberdeen Asset Managers (C.I.) Limited
                           P.O. Box 578, 17 Bond Street
                           St. Helier, Jersey, JE4 5XB Channel Islands

Investment Adviser         Aberdeen Asset Management Limited
                           Level 6, 201 Kent Street
                           Sydney, NSW 2000, Australia

Administrator              Prudential Investments LLC
                           Gateway Center Three
                           100 Mulberry Street
                           Newark, NJ 07102-4077

Custodian                  State Street Bank and Trust Company
                           One Heritage Drive
                           North Quincy, MA 02171

Transfer Agent             EquiServe Trust Company, N.A.
                           P.O. Box 43011
                           Providence, RI 02940-3011

Independent Auditors       PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                           New York, NY 10036

Legal Counsel              Dechert LLP
                           1775 I Street N.W.
                           Washington, DC 20006-2401

                           The Seidler Law Firm
                           Level 40, Chifley Tower
                           Two Chifley Square
                           Sydney, NSW 2000, Australia

Investor Relations         Aberdeen Asset Management
                           45 Broadway, 31st Floor
                           New York, NY 10006
                           1-800-522-5465 or 1-212-968-8800
                           InvestorRelations@aberdeen-asset.com

                                 (LOGO)
                                Aberdeen
                             ASSET MANAGERS

                 Aberdeen Asset Managers (C.I.) Limited

      Shares of Aberdeen Australia Equity Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock
         Exchange under the symbol "IAF". Information about the
       Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

       This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity
        Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.
            Past performance is no guarantee of future returns.

Item 2 -- Code of Ethics -- Not required in this filing

Item 3 -- Audit Committee Financial Expert -- Not required in this filing

Item 4 -- Principal Accountant Fees and Services -- Not required in this filing

Item 5 -- Reserved

Item 6 -- Reserved

Item 7 -- Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not required in this filing

Item 8 -- Reserved

Item 9 -- Controls and Procedures

          (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

          (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 -- Exhibits

          (a) Code of Ethics -- Not required in this filing

          (b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act -- Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By: /s/ Hugh Young
    --------------
    Hugh Young,
    President of
    Aberdeen Australia Equity Fund, Inc.

Date: July 1, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/_Hugh Young
    ---------------------
    Hugh Young,
    President of
    Aberdeen Australia Equity Fund, Inc.

Date: July 1, 2003


By: /s/ Christian Pittard
    ---------------------
    Christian Pittard,
    Treasurer of
    Aberdeen Australia Equity Fund, Inc.

Date: July 1, 2003


Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.